Exhibit 99.1
Krispy Kreme Sells Remaining Ownership Stake in Insomnia Cookies
Net cash proceeds of approximately $75 million to be used for debt paydown
CHARLOTTE, N.C. (June 10, 2025) --(BUSINESS WIRE)-- Krispy Kreme, Inc. (NASDAQ: DNUT) (“Krispy Kreme” or the “Company”), today announced the sale of its remaining stake in Insomnia Cookies Holdings, LLC (“Insomnia Cookies”) to Insomnia Cookies and certain existing shareholders involved in the July 17, 2024 sale of the Company’s majority ownership stake.
Krispy Kreme received aggregate cash proceeds of $75 million from the transaction, which is expected to be used for debt pay down after transaction-related fees and expenses.
“We continue to take swift, decisive action to de-leverage our balance sheet and drive sustainable, profitable growth,” said Krispy Kreme CEO, Josh Charlesworth. “This is an important step as we focus on our two biggest opportunities: profitable U.S. expansion and capital-light international franchise growth. We wish Insomnia Cookies and their ownership group well as they work to realize the full potential of this unique brand.”
Investor Relations
IR@KrispyKreme.com
Financial Media
ICR for Krispy Kreme, Inc.
KrispyKreme@icrinc.com
About Krispy Kreme
Headquartered in Charlotte, N.C., Krispy Kreme is one of the most beloved and well-known sweet treat brands in the world. Our iconic Original Glazed® doughnut is universally recognized for its hot-off-the-line, melt-in-your-mouth experience. Krispy Kreme operates in more than 40 countries through its unique network of fresh doughnut shops, partnerships with leading retailers, and a rapidly growing digital business with more than 17,500 fresh points of access. Our purpose of touching and enhancing lives through the joy that is Krispy Kreme guides how we operate every day and is reflected in the love we have for our people, our communities, and the planet. Connect with Krispy Kreme Doughnuts at KrispyKreme.com and follow us on social: X, Instagram and Facebook.

Cautionary Note Regarding Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including with relation to use of proceeds and our business, prospects, future plans and strategies, and growth. Forward-looking statements can be identified by the use of forward-looking terminology, including terms such as “continue,” “will,” “expect,” or comparable terminology; however, statements may be forward-looking whether or not these terms are used. Forward-looking statements are not a representation by us that the future plans, estimates, or expectations contemplated by us will be achieved. Our actual results could differ materially from the forward-looking statements included in this press release. We consider the assumptions and estimates on which our forward-looking statements are based to be reasonable, but they are subject to various risks and uncertainties relating to our operations, financial results, financial conditions, business, prospects, future plans and strategies, projections, liquidity, the economy, and other future conditions. Therefore, you should not place undue reliance on any of these forward-looking statements. Important factors could cause our actual results to differ materially from those contained in forward-looking statements including, without limitation: food safety issues, including risks of food-borne illnesses, tampering, contamination, and cross-contamination; impacts from the Company’s 2024 cybersecurity incident or any other material failure, inadequacy, or interruption of our information technology systems, including breaches or failures of such systems or other cybersecurity or data security-related incidents; any harm to our reputation or brand image; changes in consumer preferences or demographic trends; changes in the cost of raw materials and other commodities, including due to import and export requirements (including tariffs), inflation, or foreign exchange rates; our ability to execute on our omni-channel business strategy; regulatory investigations, enforcement actions, or material litigation; and other risks and uncertainties described under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 29, 2024, filed by us with the Securities and Exchange Commission (the “SEC”) and in other filings we make from time to time with the SEC. These forward-looking statements are made only as of the date of this document, and we undertake no obligation to publicly update or revise any forward-looking statement whether as a result of new information, future events, or otherwise, except as may be required by law.